UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2021

BrightSphere Investment Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36683	47-1121020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 Clarendon Street, 53rd Floor
Boston, Massachusetts 02116
(617) 369-7300
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	BSIG	New York Stock Exchange
4.800% Notes due 2026	BSIG 26	New York Stock Exchange
5.125% Notes due 2031	BSA	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02    Results of Operations and Financial Condition

On February 4, 2021, BrightSphere Investment Group Inc. (the “Company”) issued presentation materials setting forth its financial and operating results for the quarter ended December 31, 2020. Copies of the presentation materials are furnished as Exhibit 99.1 hereto.

ITEM 9.01                                       Financial Statements and Exhibits.

(d)    Exhibits

The information in Item 2.02 and the information filed as Exhibit 99.1 to this Form 8-K is being furnished in accordance with Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. Such information shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, except as may be expressly set forth in a specific filing.

Exhibit No.	Description

99.1	Fourth quarter 2020 earnings presentation of BrightSphere Investment Group Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this form to be signed on its behalf by the undersigned, thereto duly authorized.

Date:	February 4, 2021	BRIGHTSPHERE INVESTMENT GROUP INC.

		By:	/s/ Suren Rana
		Name:	Suren Rana
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Fourth quarter 2020 earnings presentation of BrightSphere Investment Group Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)